Exhibit 4.3

AMENDMENT NO. 1 TO

EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (the “Amendment”) to that certain Eighth Amended and Restated Registration Rights Agreement dated as of June 30, 2011 by and among Bloom Energy Corporation, a Delaware corporation (the “Company”), and the Holders named therein (the “Rights Agreement”) is made and entered into as of December 14, 2015 by and among the Company and the undersigned Holders of a majority of the outstanding shares of Registrable Securities (the “Majority Holders”). Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Rights Agreement.

Recitals

WHEREAS, the Company proposes to issue and sell $165,000,000 in aggregate principal amount of its 5.0% Convertible Senior Secured PIK Notes due 2020 (the “Notes”) to the Investors (as defined in the Purchase Agreement) pursuant to (i) the indenture of even date herewith entered into by and among the Company, the Guarantors (as defined in the Purchase Agreement), and U.S. Bank National Association (the “Indenture”) and (ii) the Note Purchase Agreement of even date herewith (the “Purchase Agreement”) entered into by and among the Company, the Guarantors (as defined in the Purchase Agreement), and the Investors;

WHEREAS, as an inducement to the Investors to purchase the Notes, the Company and the Majority Holders wish to make the Investors a party to the Rights Agreement on the terms set forth herein;

WHEREAS, Section 20(a) of the Rights Agreement provides that the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities without the prior written consent of the Majority Holders unless (i) such new registration rights are piggyback registration rights that are subordinate in all respects to those granted to the original signatories to the Rights Agreement pursuant to Section 5 of the Rights Agreement, and (ii) such holder or prospective holder agrees to a standoff obligations provision no less restrictive than the one set forth in Section 10 of the Rights Agreement;

WHEREAS, Section 19 of the Rights Agreement permits the amendment of the Rights Agreement with the written consent of the Company and Majority Holders; and

WHEREAS, this Amendment shall constitute addendum signature pages for purposes of making the Investors party to the Rights Agreement.

Agreement

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. The Majority Holders hereby consent to the grant to the Investors of registration rights pursuant to the Rights Agreement on the terms set forth herein.

2. Each of the Investors purchasing Notes at the Closing (as defined in the Purchase Agreement) or any subsequent closings shall be deemed a party to the Rights Agreement and a “Purchaser” thereunder; provided, however, that the restrictions set forth in Sections 2 and 3 of the Rights Agreement, the lockup agreement set forth in Section 10 of the Rights Agreement and the restrictive legends set forth in Section 11 of the Rights Agreement shall not be applicable to the Investors. The comparable obligations of the Investors shall be as set forth in the Restriction Agreement of even date herewith among the Company and each of the Investors (the “Restriction Agreement”) and Section 2.05(d) of the Indenture.

3. Except as expressly set forth in this Amendment, the Rights Agreement shall continue in full force and effect in accordance with its terms.

4. To the extent that any terms of this Amendment or the Rights Agreement conflict with the terms of the Indenture or the Restriction Agreement, the terms of the Indenture or Restriction Agreement, as applicable, shall prevail.

5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of California, without reference to the conflict of laws provisions thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“COMPANY”	BLOOM ENERGY CORPORATION a Delaware corporation

	By:	/s/ K.R. Sridhar

Name:

Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“HOLDERS”	NEW ENTERPRISE ASSOCIATES 10, LP

By: NEA Partners 10, Limited Partnership its General Partner

	By:	/s/ Louis S. Citron
Chief Legal Officer, Attorney-in-Fact

Print Name: Louis S. Citron

NEA VENTURES 2003,
LIMITED PARTNERSHIP

	By:	/s/ Louis S. Citron
Vice President

Print Name: Louis S. Citron

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“HOLDERS”	KPCB HOLDINGS, INC.
as nominee

	By:	/s/ Paul M. Vronsky

	Name:	Paul M. Vronsky

	Title:	General Counsel

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“HOLDERS”	MORGAN STANLEY PRINCIPAL INVESTMENTS, INC.

	By:	/s/ Holly Neiweem
	Name:	Holly Neiweem
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“HOLDERS”

Date:	DAG VENTURES LLC

	By:	/s/ John Cadeddu
	Name:	John Cadeddu
Title:

Date:	DAG VENTURES HOLDINGS LLC
	By:	DAG Ventures LLC, its Manager

	By:	/s/ John Cadeddu
	Name:	John Cadeddu
Title:

Date:	DAG VENTURES QP, L.P.
	By:	DAG Ventures Management LLC, its General Partner

	By:	/s/ John Cadeddu
	Name:	John Cadeddu
Title:

Date:	DAG VENTURES, L.P.
	By:	DAG Ventures Management LLC, its General Partner

	By:	/s/ John Cadeddu
	Name:	John Cadeddu
Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“HOLDERS”

Date:	DAG VENTURES GP FUND, LLC
By: DAG Ventures Management LLC, its Managing Member

	By:	/s/ John Cadeddu
	Name:	John Cadeddu
Title:

Date:	DAG VENTURES COINVESTMENT FUND – AM, LLC
By: DAG Ventures Management LLC, its Managing Member

	By:	/s/ John Cadeddu
	Name:	John Cadeddu
Title:

Date:	DAG VENTURES COINVESTMENT FUND – ARMSTRONG EQUITY PARTNERS L.P. AND ARMSTRONG EQUITY ADVISORS L.P.
By: DAG Ventures Management LLC, its General Partner

	By:	/s/ John Cadeddu
	Name:	John Cadeddu
Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“HOLDERS”

Date:	DAG VENTURES PARTNERS COINVESTMENT FUND, LLC
By: DAG Ventures Management LLC, its Managing Member

	By:	/s/ John Cadeddu
	Name:	John Cadeddu
Title:

Date:	DAG VENTURES COINVESTMENT FUND – IA, L.P.
By: DAG Ventures Management LLC, its General Partner

	By:	/s/ John Cadeddu
	Name:	John Cadeddu
Title:

Date:	DAG COINVESTMENT FUND II-D, LLC
By: DAG Ventures Management LLC, its Managing Member

	By:	/s/ John Cadeddu
	Name:	John Cadeddu
Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“HOLDERS”

Date:	DAG VENTURES COINVESTMENT FUND – QUINN RIVER II, LLC
By: DAG Ventures Management LLC, its Managing Member

	By:	/s/ John Cadeddu
	Name:	John Cadeddu
Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“HOLDERS”

(Individual):	(Entity):

1536053 Alberta Ltd.
(Print/type name of entity)

	By:	/s/ Caroline Kowall
(Signature)	(Signature)

Name:	Name:	Caroline Kowall
(Please print or type full name)	(Please print or type full name)

Date:	Date:	December 14, 2015

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“HOLDERS”

(Individual):	(Entity):

1536057 Alberta Ltd.
(Print/type name of entity)

	By:	/s/ Caroline Kowall
(Signature)	(Signature)

Name:	Name:	Caroline Kowall
(Please print or type full name)	(Please print or type full name)

Date:	Date:	December 14, 2015

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“HOLDERS”

(Individual):	(Entity):

NCD, SWIB OPPS LP
(Print/type name of entity)

	By:	/s/ Thomas Vardell
(Signature)	(Signature)

Name:	Name:	Thomas Vardell, Managing Member
(Please print or type full name)	(Please print or type full name)

Date:	Date:	12-14-15

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“HOLDERS”

(Individual):	(Entity):

NCD Investors, A Delaware Multiple Series LLC
(Print/type name of entity)

	By:	/s/ Thomas Vardell
(Signature)	(Signature)

Name:	Name:	Thomas Vardell, Managing Member
(Please print or type full name)	(Please print or type full name)

Date:	Date:	12/14/15

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“HOLDERS”

(Individual):	(Entity):

HSBC Investment Bank Holdings Ltd (was plc)
(Print/type name of entity)

	By:	/s/ Michael James Kershaw
(Signature)	(Signature)

Name:	Name:	Michael James Kershaw
(Please print or type full name)	(Please print or type full name)

Date:	Date:	14/12/15

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as of the date first above written.

“INVESTORS”

(Individual):	(Entity):

(Print/type name of entity)

By:
(Signature)	(Signature)

Name:	Name:
(Please print or type full name)	(Please print or type full name)

Date:	Date:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]